UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2009

American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

           On April 10, 2009, American Apparel, Inc. (the “Company”) and Lion/Hollywood L.L.C. (“Lion”) entered into an amendment (the “Amendment”) to that certain Investment Agreement, dated as of March 13, 2009 (the “Original Investment Agreement”), by and between the Company and Lion (as successor by assignment to Lion Capital (Guernsey) II Limited).

As described in more detail in the Company’s Current Report on Form 8-K, dated March 13, 2009, and filed with the Securities and Exchange Commission on March 16, 2009 (the “March 8-K”), pursuant to the Original Investment Agreement, Lion has the right to designate up to two persons to the Company’s Board of Directors (the “Board”) and a nonvoting board observer (or, if the Company increases the Board size to 12, Lion has the right to designate up to three persons to the Board and no board observer), subject to maintaining certain minimum ownership thresholds of shares of the Company’s common stock.  The Amendment extends the deadline for the Company to cause Lion’s director nominees to be appointed or elected to the Board to not later than the earlier of (1) the first annual meeting of stockholders of the Company to occur following March 13, 2009 and (2) June 30, 2009.  The Amendment further amends the Original Investment Agreement to provide that if, as of June 30, 2009, Lion’s two director designees have not been elected or appointed as directors of the Company, the Company shall take all action necessary (including adopting an amendment to its bylaws) to increase the size of the Board to 12 directors and appoint Lion’s three director designees to the Board effective on or before June 30, 2009.  Pursuant to the Amendment, until the election or appointment of Lion’s director nominees to the Board, each of Lion’s director nominees shall have the right to act as a nonvoting board observer.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 1.02  Termination of a Material Definitive Agreement.

           On April 14, 2009, the Company, Dov Charney, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President (“Mr. Charney”), and Jonathan J. Ledecky, Cullen Equities UK Limited, Jay H. Nussbaum, Kerry Kennedy, Robert B. Hersov, Edward J. Mathias and Richard Y. Roberts (collectively, the “Endeavor Founders”), entered into an agreement (the “Termination Agreement”) to terminate, effective as of such date, the Voting Agreement dated as of December 12, 2007 (the “Voting Agreement”), by and among the Endeavor Founders, the Company and Mr. Charney.

The Voting Agreement was entered into in connection with the closing of the acquisition by the Company (formerly known as Endeavor Acquisition Corp.) of American Apparel, Inc., a California corporation, and its affiliated companies (the “Acquisition”).  The Endeavor Founders were the founders and pre-Acquisition stockholders of Endeavor Acquisition Corp.

The Voting Agreement provided that the Board would have nine members, comprised of four persons designated by Mr. Charney (Mr. Charney, Adrian Kowalewski, Robert Greene and Allan Mayer), four persons designated by the Endeavor Founders (Mark D. Klein, Mark Samson, Mortimer Singer and Mark A. Thornton), and one person mutually designated by the parties

(Keith Miller). The Voting Agreement provided that the parties would vote their shares of Company common stock in favor of such designees to serve as directors of the Company through and including the election of directors at the annual meeting of stockholders of the Company to be held in 2010.

The parties mutually agreed to terminate the Voting Agreement in light of the transactions between the Company and affiliates of Lion Capital LLP described in Item 1.01 of this Current Report on Form 8-K and the March 8-K, and to provide the Company with greater flexibility going forward to appoint directors with apparel industry and/or other relevant expertise for the benefit of the Company and its stockholders.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, which is filed herewith as Exhibit 10.2 and incorporated herein by this reference.

Item 8.01  Other Events.

The 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) of the Company has been tentatively scheduled for June 17, 2009.  Because the tentative date of the 2009 Annual Meeting is more than 30 days before the anniversary date of the 2008 Annual Meeting of Stockholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change.

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2009 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, the proposal must be received by the Company’s Secretary at the address set forth below no later than April 27, 2009.  Any such proposal also must comply with Rule 14a-8 under the Exchange Act.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement for the 2009 Annual Meeting under Rule 14a-8 under the Exchange Act, written notice of the proposal, which notice must include the information required by the Company’s bylaws, must be received by the Company’s Secretary at the address set forth below no later than the tenth (10th) day following the date on which notice of the date of the 2009 Annual Meeting is mailed or public disclosure of the date of the 2009 Annual Meeting is made, whichever first occurs, in accordance with the advance notice provisions of the Company’s bylaws.

The address of the Company’s Corporate Secretary is:  American Apparel, Inc., Attn: Glenn A. Weinman, Secretary, 747 Warehouse Street, Los Angeles, California 90021.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Amendment and Agreement, dated as of April 10, 2009, by and between American Apparel, Inc. and Lion/Hollywood L.L.C.

10.2
Agreement to Terminate Voting Agreement, entered into as of April 14, 2009, by and among American Apparel, Inc., Jonathan J. Ledecky, Cullen Equities UK Limited, Jay H. Nussbaum, Kerry Kennedy, Robert B. Hersov, Edward J. Mathias, Richard Y. Roberts and Dov Charney.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: April 16, 2009	By:	/s/ Adrian Kowalewski
Name: Adrian Kowalewski
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment and Agreement, dated as of April 10, 2009, by and between American Apparel, Inc. and Lion/Hollywood L.L.C.
10.2
Agreement to Terminate Voting Agreement, entered into as of April 14, 2009, by and among American Apparel, Inc., Jonathan J. Ledecky, Cullen Equities UK Limited, Jay H. Nussbaum, Kerry Kennedy, Robert B. Hersov, Edward J. Mathias, Richard Y. Roberts and Dov Charney.